[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


[Graphic Omitted]


                              MFS(R) MULTIMARKET
                              INCOME TRUST

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades.
(A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
     o face-to-face contact with senior management as well as frontline workers
     o    analysis of the company's financial statements and balance sheets
     o    contact with the company's current and potential customers
     o    contact with the company's competitors
     o our own forecasts of the company's future market share, cash flow, and earnings
Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

November 16, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
    James T. Swanson

Dear Shareholders,
For the 12 months ended October 31, 2000, the trust provided a total return of 8.84% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 4.65%. The trust's results compare to returns over the same period for the following benchmarks: -9.94% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), 8.04% for the Lehman Brothers Government Bond Index, and -1.61% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is composed of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index is an index of noninvestment-grade corporate debt.

The trust's holdings performed relatively well across the six sectors in which we invest: U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks. Interestingly, the top-performing bond sectors in 2000 have been U.S. Treasuries, one of the safest of all fixed-income sectors in terms of credit risk, and emerging markets, one of the riskiest, (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

We increased our exposure to long-term Treasuries because long-term interest rates have been falling, causing long-term Treasury prices to rise. Although the Federal Reserve Board (the Fed) raised short-term interest rates several times since last fall in an effort to slow the economy, the effect of those increases has been to lower long-term rates. We think long-term rates fell because the market has had confidence that the Fed will succeed in slowing economic growth, which could lead to lower rates in the future. The shrinking federal deficit is another factor that has caused long-term bond prices to rise because demand for these bonds has increased as the government has begun reducing the size of outstanding issues.

We believe our emerging market debt holdings have been strong performers because it appears that many Third World countries have started to get their political and economic houses in order, and their economic systems are coming more into line with the rest of the world. As the market has recognized this situation, bonds issued by these nations have tended to improve, and even in some cases be upgraded, crossing over from below-investment grade to investment grade. (When a bond's rating is upgraded, the bond is considered less risky and therefore its price rises.) For example, our research was early in identifying Mexico as a country with credit upgrade potential, and the portfolio benefited when the Mexican bonds we held crossed over to investment grade this past spring.

The one area that slightly detracted from relative performance was our currency holdings in the euro, which experienced an ongoing slide in value versus the dollar. In our view, the U.S. dollar has now become relatively overvalued, and we expect that the euro will come back. Until we observe signs of that beginning to happen, however, in the near term we plan to keep our euro exposure to a minimum.

Looking ahead, we believe U.S. Treasuries may do better than any other fixed-income sector over the next few months. As the U.S. economy slows, we feel the Fed could potentially begin lowering interest rates to provide more liquidity, thus driving up bond prices. To take advantage of this situation, we have increased our weighting in U.S. government and mortgage bonds to our highest allocation in a couple of years.

We also view the high-yield sector as an area of potential opportunity. We believe high-yield bond prices were beaten down in 2000 because the market was pricing in a 10% default rate in anticipation of a recession. Looking toward the first half of 2001, however, we think the Fed will be successful in slowing the economy without prompting a recession. We believe that in the first or second quarter, the market will recognize that the economy has achieved a successful "soft landing," and we feel prices of credit-sensitive issues including high-yield bonds will begin to rise. At this point, we anticipate increasing our allocation to that sector, once we begin to see signs of an imminent turnaround.

Our overall investment approach is to try to provide investors with "one-stop shopping" in the bond world by offering a combination of the six sectors of the bond market we mentioned previously. We vary the weights of these sectors within certain limits, depending on where we believe the best values are at any given time. For example, if one sector gets beaten down in price, but we believe the situation will improve -- as with the high-yield sector described earlier -- we may reallocate assets from pricier asset sectors to that cheaper one to try to take advantage of the opportunity. We feel markets have not always behaved rationally, and a portfolio such as ours may take advantage of those situations.

To help us uncover market opportunities, we have a unique process in place that assists us in making portfolio management decisions based on forward-looking research and ideas across our entire fixed-income department. This procedure, called the Horizon Process, enables us to gather our analysts' best ideas across all fixed-income sectors and channel them into the portfolio. Every three weeks, MFS experts in each investment area give us a three-month horizon outlook for their segments of the market. We then compile these outlooks into a report and then decide, based on this information, where we think the best risk-adjusted fixed-income opportunities appear to be at any given time. At that point, we can adjust sector weightings accordingly.

Respectfully,

/s/ James T. Swanson
James T. Swanson
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS AND OF THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of October 31, 2000, our records indicate that there are 11,997 registered shareholders and approximately 46,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

-------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the year ended October 31, 2000)

   NET ASSET VALUE PER SHARE
   October 31, 1999                  $7.03
   October 31, 2000                  $6.69

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                  $6.0625
   August 22, 2000 (high)*           $6.3750
   December 31, 1999 (low)*          $5.5000
   October 31, 2000                  $6.0000

   *For the period November 1, 1999, through October 31, 2000.

-------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

This trust is nondiversified and has more risk than one that is diversified. The trust invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the trust's net asset value. An investment in the trust is not a complete investment program.

The trust may invest in high-yield, foreign, emerging market, and derivative securities. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. Investing in foreign and emerging market securities also involves special risks. The trust has the flexibility to invest in derivative securities when its manager believes such securities can provide better value relative to direct investments in stocks and bonds.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on September 14, 2000, the following actions were taken:

ITEM 1. The election of Jeffrey L. Shames, William J. Poorvu, Arnold D. Scott, and David B. Stone as Trustees of the trust.

ELECTION OF TRUSTEES                         FOR                   AGAINST
--------------------------------------------------------------------------------
Jeffrey L. Shames                        74,389,473.5401        1,281,939.5726
William J. Poorvu                        74,498,150.6249        1,173,262.4878
Arnold D. Scott                          74,474,106.5272        1,197,306.5855
David B. Stone                           74,340,850.6274        1,330,562.4853

ITEM 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2001.

                                    % OF SHARES TO TOTAL % OF SHARES TO TOTAL
                      SHARES         OUTSTANDING SHARES      SHARES VOTED
--------------------------------------------------------------------------------
For              74,485,867.6913           86.0246%             98.4333%
Against             438,915.0199            0.5069               0.5800
Abstain             746,630.4015            0.8623               0.9867

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Bonds - 87.3%
------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                        OF CONTRACTS
ISSUER                                                  (000 OMITTED)          VALUE
------------------------------------------------------------------------------------
S. Bonds - 64.8%
  Aerospace - 0.5%
  Airplane Pass-Through Trust, 10.875s, 2019                $     247   $    186,288
    Argo Tech Corp., 8.625s, 2007                                 300        243,000
    BE Aerospace, Inc., 8s, 2008                                2,500      2,275,000
    K & F Industries, Inc., 9.25s, 2007                           200        191,750
                                                                        ------------
                                                                        $  2,896,038
------------------------------------------------------------------------------------
  Automotive - 0.6%
    Hayes Wheels International, Inc., 9.125s, 2007          $   2,100   $  1,659,000
      Lear Corp., 9.5s, 2006                                    1,725      1,717,272
                                                                        ------------
                                                                        $  3,376,272
------------------------------------------------------------------------------------
  Broadcasting - 1.1%
    Clear Channel Communications Inc., 8.125s, 2007         $   3,625   $  3,652,187
    Clear Channel Communications Inc., 8.75s, 2007              1,000      1,025,000
    Cumulus Media, Inc., 10.375s, 2008                            750        592,500
    Granite Broadcasting Corp., 10.375s, 2005                   1,221      1,040,903
                                                                        ------------
                                                                        $  6,310,590
------------------------------------------------------------------------------------
  Building Materials - 0.7%
    AAF-McQuay, Inc., 8.875s, 2003                          $   1,925   $  1,732,500
    American Standard, Inc., 7.375s, 2008                       1,050        960,750
    Building Materials Corp., 8s, 2007                          1,100        352,000
    Nortek, Inc., 8.875s, 2008                                  1,215      1,057,050
    Nortek, Inc., 9.25s, 2007                                     125        111,250
    UDC Homes, Inc., 14.5s, 2000*                                  29         13,917
                                                                        ------------
                                                                        $  4,227,467
------------------------------------------------------------------------------------
  Business Services - 0.7%
    Iron Mountain, Inc., 8.75s, 2009                        $   1,600   $  1,536,000
    Iron Mountain, Inc., 10.125s, 2006                            150        154,500
    Pierce Leahy Corp., 11.125s, 2006                           2,000      2,072,500
                                                                        ------------
                                                                        $  3,763,000
------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Huntsman ICI Holdings LLC, 10.125s, 2009                $   1,025   $    984,000
    Lyondell Chemical Co., 10.875s, 2009                        1,750      1,697,500
    NL Industries, Inc., 11.75s, 2003                           1,270      1,285,875
                                                                        ------------
                                                                        $  3,967,375
------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Anacomp, Inc., 10.875s, 2004                            $   1,250   $    181,250
------------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    Unisystem Corp., 7.875s, 2008                           $   3,250   $  2,981,875
------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009           $     350   $    319,375
    Williams Scotsman, Inc., 9.875s, 2007                       1,250      1,081,250
                                                                        ------------
                                                                        $  1,400,625
------------------------------------------------------------------------------------
  Containers - 0.5%
    Synthetic Industries, Inc., 14.9s, 2000                 $   2,600   $  2,561,000
------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 1.2%
    Ball Corporation, 7.75s, 2006                           $     500   $    470,000
    Buckeye Cellulose Corp., 9.25s, 2008                        2,150      2,128,500
    Gaylord Container Corp., 9.75s, 2007                        1,200        792,000
    Gaylord Container Corp., 9.875s, 2008                       1,200        360,000
    Silgan Holdings, Inc., 9s, 2009                             1,500      1,273,125
    U.S. Timberlands, 9.625s, 2007                              1,700      1,525,750
                                                                        ------------
                                                                        $  6,549,375
------------------------------------------------------------------------------------
  Energy - 0.1%
    AmeriGas Partners LP, "B", 10.125s, 2007                $     600   $    601,500
------------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest Only)                                       $  93,641   $  3,152,901
    Constellation Finance LLC, 9.8s, 2001                       4,250      4,080,000
    DTI Holdings, Inc., 0s to 2003, 12.5s, 2008                 1,655        562,700
    Merrill Lynch Mortgage Investors, Inc., 8.49s, 2022+        1,200      1,143,938
    Morgan Stanley Capital, Inc., 7.771s, 2039                  5,560      4,296,200
    Nationslink Funding Corp., 5s, 2009                         5,460      3,773,372
    Residential Accredit Loans Inc., 7.75s, 2027                2,525      2,345,045
                                                                        ------------
                                                                        $ 19,354,156
------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Borden, Inc., 9.25s, 2019                               $     750   $    623,100
    Borden, Inc., 9.2s, 2021                                    2,500      1,914,950
                                                                        ------------
                                                                        $  2,538,050
------------------------------------------------------------------------------------
  Industrial - 0.9%
    Allied Waste North America, Inc., 10s, 2009             $   1,500   $  1,267,500
    Day International Group, Inc., 11.125s, 2005                1,000        985,000
    IMO Industries, Inc., 11.75s, 2006                          1,650      1,664,437
    Numatics, Inc., 9.625s, 2008                                1,600      1,224,000
                                                                        ------------
                                                                        $  5,140,937
------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.5%
    Nextel Communications, Inc., 0s to 2002, 9.75s, 2007 $        300   $    231,000
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008        1,450      1,083,875
    Nextel International, Inc., 0s to 2003, 12.125s, 2008       2,750      1,677,500
                                                                        ------------
                                                                        $  2,992,375
------------------------------------------------------------------------------------
  Insurance - 0.4%
    Americo Life, Inc., 9.25s, 2005                         $   2,650   $  2,484,375
------------------------------------------------------------------------------------
  Media - 2.1%
    Echostar DBS Corp., 9.375s, 2009                        $   2,000   $  1,967,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                2,450      2,462,250
    Golden Books Publishing, Inc., 10.75s, 2004                   438        109,508
    Lenfest Communications, Inc., 10.5s, 2006                     500        540,000
    LIN Holdings Corp., 0s to 2003, 10s, 2008                   1,500      1,080,000
    NTL Communications Corp., 0s to 2003, 12.375s, 2008         1,025        574,000
    Paxson Communications Corp., 11.625s, 2002                  2,500      2,553,125
    United Pan Europe, 10.875s, 2009                            2,200      1,661,000
    Viacom Inc., 9s, 2006                                         750        765,000
                                                                        ------------
                                                                        $ 11,712,383
------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Quorum Health Group, Inc., 8.75s, 2005                  $     200   $    202,000
------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    Commonwealth Aluminum Corp., 10.75s, 2006               $   1,000   $    915,000
    Haynes International, Inc., 11.625s, 2004                   1,585      1,109,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002              1,015        862,750
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006               175        148,750
    Metal Management, Inc., 10s, 2008                           2,000        280,000
    P&L Coal Holdings Corp., 9.625s, 2008                       1,750      1,701,875
    Thermadyne Manufacturing Corp., 9.875s, 2008                1,500      1,080,000
    Wheeling Pittsburgh Corp., 9.25s, 2007                      1,000        280,000
                                                                        ------------
                                                                        $  6,377,875
------------------------------------------------------------------------------------
  Oil Services - 1.4%
    Clark USA, Inc., 10.875s, 2005                          $      60   $     40,200
    Continental Resources, Inc., 10.25s, 2008                   1,000        895,000
    Forest Oil Corp., 10.5s, 2006                               1,250      1,268,750
    Ocean Energy, Inc., 8.875s, 2007                              265        268,313
    Pemex Project, 9.125s, 2010##                                 140        136,182
    Triton Energy Ltd., 9.25s, 2005                             5,500      5,582,500
                                                                        ------------
                                                                        $  8,190,945
------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Hollinger International Publishing, 9.25s, 2007         $   1,950   $  1,930,500
------------------------------------------------------------------------------------
  Retail - 0.5%
    J.Crew Operating Corp., 10.375s, 2007                   $   1,680   $  1,478,400
    Musicland Group, Inc., 9.875s, 2008                           600        495,000
    Samsonite Corp., 10.75s, 2008                               1,400      1,074,500
                                                                        ------------
                                                                        $  3,047,900
------------------------------------------------------------------------------------
  Steel - 0.2%
    AK Steel Holdings Corp., 9.125s, 2006                   $     275   $    270,875
    WCI Steel, Inc., 10s, 2004                                    825        664,125
                                                                        ------------
                                                                        $    935,000
------------------------------------------------------------------------------------
  Telecommunications - 9.1%
    Adelphia Communications Corp., 9.875s, 2007             $   1,725   $  1,561,125
    Allbritton Communications Co., 9.75s, 2007                  1,005        977,363
    Allegiance Telecommunications, Inc., 12.875s, 2008##        2,000      2,010,000
    Centennial Cellular Operating Co., 10.75s, 2008               500        475,000
    Century Communications Corp., 9.5s, 2005                      450        409,500
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011    4,000      2,300,000
    Continental Cablevision, Inc., 9.5s, 2013                   5,000      5,335,050
    Crown Castle International Corp., 10.75s, 2011              2,000      2,040,000
    Focal Communications Corp., 0s to 2003, 12.125s, 2008         450        216,000
    Frontier Vision Holdings LP, 11s, 2006                      2,000      1,920,000
    Frontier Vision Holdings LP, 0s to 2001, 11.875s, 2007        500        417,500
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                 3,340        501,000
    Intermedia Communications, Inc., 0s to 2002,
      11.25s, 2000                                              2,875      2,371,875
    ITC Deltacom, Inc., 11s, 2007                               2,945      2,503,250
    ITC Deltacom, Inc., 9.75s, 2008                               750        605,625
    Jones Intercable, Inc., 8.875s, 2007                        1,500      1,563,810
    Level 3 Communications, Inc., 9.125s, 2008                  2,050      1,660,500
    NTL, Inc., 0s to 2003, 9.75s, 2008                          1,860      1,041,600
    PSINet, Inc., 11s, 2009                                     1,510        732,350
    Qwest Communications International, Inc., 0s to 2003,
      8.29s, 2008                                               2,325      1,946,467
    Qwest Communications International, Inc., 10.875s, 2007       487        532,529
    Spectrasite Holdings, Inc., 0s to 2003, 12s, 2008           2,550      1,663,875
    Sprint Spectrum LP, 0s to 2001, 12.5s, 2006                 2,000      1,994,730
    TCI Communications Financing III, 9.65s, 2027               5,000      5,317,900
    Time Warner Telecommunications LLC, 9.75s, 2008             2,500      2,212,500
    Triton PCS, Inc., 0s to 2003, 11s, 2008                     2,450      1,849,750
    Turner Broadcasting Systems, Inc., 8.4s, 2024               3,000      2,934,720
    United International Holdings, 0s to 2003, 10.75s, 2008     3,200      1,920,000
    Western Wireless Corp., 10.5s, 2007                         1,500      1,556,250
    WorldCom, Inc., 8.875s, 2006                                  900        928,710
                                                                        ------------
                                                                        $ 51,498,979
------------------------------------------------------------------------------------
  U.S. Federal Agencies - 18.4%
    Federal Home Loan Bank, 5.125s, 2001                    $   3,750   $  3,726,563
    Federal Home Loan Bank, 7.5s, 2030                          9,743      9,740,515
    Federal Home Loan Mortgage Corp., 7.5s, 2028                2,382      2,381,598
    Financing Corp., 9.4s, 2018                                12,000     15,318,720
    FNMA, 7.5s, 2030                                           10,000      9,987,800
    FNMA, 6.625s, 2009                                         25,990     25,835,619
    FNMA, 7s, 2029                                              7,477      7,327,324
    FNMA, 7s, 2030                                             12,913     12,653,803
    FNMA, 7.5s, 2030                                            7,863      7,853,504
    GNMA, 8s, 2030                                              9,629      9,795,144
                                                                        ------------
                                                                        $104,620,590
------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 15.9%
    U.S. Treasury Bonds, 12s, 2005                          $  14,000   $ 17,357,760
    U.S. Treasury Bonds, 9.875s, 2015                          14,825     20,456,128
    U.S. Treasury Bonds, 6.125s, 2029                           4,001      4,143,516
    U.S. Treasury Bonds, 6.25s, 2030                            3,750      3,993,750
    U.S. Treasury Notes, 6.125s, 2001                           8,000      7,987,520
    U.S. Treasury Notes, 6.75s, 2005                            3,057      3,169,253
    U.S. Treasury Notes, 4.25s, 2010                           10,265     10,575,720
    U.S. Treasury Notes, 5.75s, 2010                           15,000     14,985,900
    U.S. Treasury Notes, 6.5s, 2010                             6,897      7,219,228
                                                                        ------------
                                                                        $ 89,888,775
------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    Beaver Valley Funding Corp., 9s, 2017                   $   2,124   $  2,193,731
    BVPS II Funding Corp., 8.68s, 2017                          1,000      1,030,120
    Cheasapeake Energy Corp., 9.625s, 2005                      1,600      1,606,000
    Midland Cogeneration Venture Corp., 10.33s, 2002            3,933      4,007,669
    Niagara Mohawk Power Corp., 7.25s, 2002                     1,437      1,429,058
    Niagara Mohawk Power Corp., 8.77s, 2018                     2,433      2,524,335
    Toledo Edison Co., 8.7s, 2002                               2,192      2,215,542
    Waterford 3 Funding Entergy Corp., 8.09s, 2017              2,979      2,911,833
                                                                        ------------
                                                                        $ 17,918,288
------------------------------------------------------------------------------------
Total U.S. Bonds                                                        $367,649,495
------------------------------------------------------------------------------------
Foreign Bonds - 22.5%
  Argentina - 2.7%
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##    $   4,500   $  3,532,500
    Citibank NA Buenos Aires, 0s, 2001 (Banks and Credit
      Cos.)                                                       398        400,428
    Industrias Metalurgicas Pescarm, 9.5s, 2002 (Metals
      and Minerals)##                                             750        453,750
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                          450        288,000
    Republic of Argentina, 11.75s, 2015                         2,344      1,998,260
    Republic of Argentina, 12s, 2020                              100         86,750
    Republic of Argentina, 10.25s, 2030                           280        212,800
    Supercanal Holdings S.A., 11.5s, 2005
      (Telecommunications) (In default)##                       1,000        330,000
    Telecom de Argentina, 12s, 2002 (Telecommunications)        5,000      5,237,500
    Telefonica de Argentina, 9.125s, 2008
      (Telecommunications)                                      3,400      3,012,107
                                                                        ------------
                                                                        $ 15,552,095
------------------------------------------------------------------------------------
  Australia - 0.3%
    Commonwealth of Australia, 7.5s, 2005               AUD     2,976   $  1,627,412
------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Flag Ltd., 8.25s, 2008 (Telecommunications)             $   1,600   $  1,344,000
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                      2,325      2,220,375
                                                                        ------------
                                                                        $  3,564,375
------------------------------------------------------------------------------------
  Brazil - 3.1%
    Banco Nacional de Desenvolvi, 12.693s, 2008 (Banks
      and Credit Cos.)##                                    $     290   $    268,975
    Federal Republic of Brazil, 11.625s, 2004                   1,000      1,010,000
    Federal Republic of Brazil, 7.688s, 2009                      100         85,786
    Federal Republic of Brazil, 14.5s, 2009                        35         37,363
    Federal Republic of Brazil, 8s, 2014                        3,115      2,326,509
    Federal Republic of Brazil, 12.75s, 2020                    5,000      4,637,500
    Federal Republic of Brazil, 6s, 2024                           85         55,598
    Federal Republic of Brazil, 7.375s, 2024                      100         76,203
    Federal Republic of Brazil, 12.25s, 2030                    2,145      1,866,150
    Federal Republic of Brazil, 11s, 2040                       9,800      7,466,400
                                                                        ------------
                                                                        $ 17,830,484
------------------------------------------------------------------------------------
  Bulgaria - 0.1%
    National Republic of Bulgaria, 7.75s, 2011              $     100   $     74,625
    National Republic of Bulgaria, 3s, 2012                       130         93,113
    National Republic of Bulgaria, 7.75s, 2024                    250        187,500
                                                                        ------------
                                                                        $    355,238
------------------------------------------------------------------------------------
  Canada - 1.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                  $   4,150   $  3,320,705
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oil
      Services)                                                   400        406,500
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)         1,500        600,000
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                      1,800      1,818,000
                                                                        ------------
                                                                        $  6,145,205
------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 11.75s, 2020                      $     110   $     88,110
------------------------------------------------------------------------------------
  Ecuador
    Republic of Equador, 12s, 2012##                        $     120   $     81,300
------------------------------------------------------------------------------------
  Grand Cayman Islands - 1.6%
    APP Finance IX Ltd., 10.75s, 2001 (Forest and
      Paper Products)                                       $   6,900   $  4,623,000
    Daiwa PB Ltd., 7.71s, 2049 (Banks and Credit Cos.)          5,350      4,440,500
                                                                        ------------
                                                                        $  9,063,500
------------------------------------------------------------------------------------
  Greece - 2.3%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                    $   5,000   $  3,750,000
    Hellenic Republic, 8.9s, 2003                        GRD 3,128,00      8,369,333
    Hellenic Republic, 8.7s, 2005                             328,500        913,050
                                                                        ------------
                                                                        $ 13,032,383
------------------------------------------------------------------------------------
  Indonesia - 0.3%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007
      (Textiles)                                            $   4,000   $  1,520,000
------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s, 2006 (Telecommunications)          $     600   $    507,000
------------------------------------------------------------------------------------
  Mexico - 2.1%
    Bepensa S.A., 9.75s, 2004 (Sovereign)##                 $   2,590   $  2,369,850
    Cydsa S.A., 9.375s, 2002 (Chemicals)                        1,320        567,600
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                      3,495      3,521,212
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008 (Metals
      and Minerals)                                             2,630      2,261,800
    Maxcom Telecomunicacione, 13.75s, 2007
      (Telecommunications)                                         82         36,900
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                         60         57,832
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                      1,250        787,500
    TFM S.A. de CV, 0s to 2002, 11.75s, 2009
      (Transportation)                                          1,856      1,354,880
    United Mexican States, 9.875s, 2010                           150        155,625
    United Mexican States, 6.25s, 2019                          1,000        880,000
    United Mexican States, 11.5s, 2026                             80         93,800
                                                                        ------------
                                                                        $ 12,086,999
------------------------------------------------------------------------------------
  Morocco
    Kingdom of Morocco, 7.75s, 2009                         $     114   $     98,610
------------------------------------------------------------------------------------
  Netherlands - 1.2%
    APP International Finance BV, 11.75s, 2005
      (Container, Forest, and Paper Products)               $      85   $     34,850
    Netia Holdings BV, 10.25s, 2007 (Telecommunications)          120         90,000
    PT Alatief Freeport Finance, 9.75s, 2001 (Finance)          2,042      1,827,590
    PTC International Finance BV, 0s to 2002, 10.75s,
      2007 (Telecommunications)                                    60         40,200
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology Services)                                      2,468      1,974,400
    Tjiwi Kimia International Finance BV, 13.25s, 2001
      (Forest and Paper Products)                               3,350      2,814,000
                                                                        ------------
                                                                        $  6,781,040
------------------------------------------------------------------------------------
  New Zealand - 0.2%
  Government of New Zealand, 8s, 2006                  NZD     2,270    $    959,811
------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.5s, 2014                          $     255   $    202,087
    Republic of Panama, 10.75s, 2020                            1,910      1,858,430
                                                                        ------------
                                                                        $  2,060,517
------------------------------------------------------------------------------------
  Peru
    Republic of Peru, 3.75s, 2017                           $      50   $     26,188
------------------------------------------------------------------------------------
  Philippines
    Philippines Republic, 10.625s, 2025                     $      70   $     53,200
------------------------------------------------------------------------------------
  Qatar
    State of Qatar, 9.75s, 2030##                           $      45   $     43,819
------------------------------------------------------------------------------------
  Russia - 2.1%
    Russian Federation, 8.75s, 2005##                       $      80   $     62,800
    Russian Federation, 8.25s, 2010##                             727        466,943
    Russian Federation, 12.75s, 2028##                             80         67,500
    Russian Federation, 2.5s, 2030##                           29,972     11,164,402
                                                                        ------------
                                                                        $ 11,761,645
------------------------------------------------------------------------------------
  South Africa
    Republic of South Africa, 12.5s, 2002             ZAR      1,000    $    133,719
------------------------------------------------------------------------------------
  South Korea - 0.1%
    Chohung Bank, 11.5s, 2010 (Banks and Credit Cos.)##     $      75   $     71,719
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##            85         82,450
    Korea Electric Power Corp., 8s, 2002 (Utilities -
      Electric)                                                   750        748,039
                                                                        ------------
                                                                        $    902,208
------------------------------------------------------------------------------------
  Spain - 1.1%
    Kingdom of Spain, 7s, 2005                              $   6,102   $  6,169,903
------------------------------------------------------------------------------------
  Sweden
    Slovak Wireless Finance Co., 11.25s, 2007
      (Telecommunications)                             EUR         75   $     59,183
------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 12.375s, 2009                       $      43         43,215
    Republic of Turkey, 11.75s, 2010                               40         38,820
    Republic of Turkey, 11.875s, 2030                              64         62,480
                                                                        ------------
                                                                        $    144,515
------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                           DEM        1,000   $    417,563
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                  $     500        455,625
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Cable Television)                           2,000      1,900,000
    Dolphin Telecom PLC, 0s to 2003, 11.5s, 2008
      (Telecommunications)                                      2,515        477,850
    Energis PLC, 9.75s, 2009 (Telecommunications)               1,000        960,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)                                        700        196,000
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                               2,200      1,826,000
    United Kingdom Treasury, 6.75s, 2004            GBP         5,533      8,363,770
                                                                        ------------
                                                                        $ 14,596,808
------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Republic of Venezuela, 9.25s, 2027                      $     560   $    369,600
------------------------------------------------------------------------------------
  Uruguay - 0.4%
    Banco Central de Uruguay, "A", 6.75s, 2021 (Banks and
      Credit Cos.)                                          $   1,250   $  1,100,000
    Republic Orient of Uruguay, 7.875s, 2027                    1,102      1,067,851
                                                                        ------------
                                                                        $  2,167,851
------------------------------------------------------------------------------------
Total Foreign Bonds                                                     $127,782,718
------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $533,457,994)                             $495,432,213
------------------------------------------------------------------------------------
Preferred Stock - 1.8%
------------------------------------------------------------------------------------
                                                            SHARES
------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Telecommunications)         76,667     $  8,165,035
    Primedia, Inc., 10% (Printing and Publishing)             1,360          127,160
    Primedia, Inc., 8.625% (Printing and Publishing)         20,000        1,680,000
                                                                        ------------
Total Preferred Stock (Identified Cost, $6,752,910)                     $  9,972,195
------------------------------------------------------------------------------------

Convertible Bond - 0.8%
------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                       (000 OMITTED)
------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006
      (Telecommunications)                                  $   1,250   $    945,282
    Rite Aid Corp., 5.25s, 2002 (Retail)                          250         63,125
    Tenet Healthcare Corp., 6s, 2005 (Medical and Health
      Technology Services)                                      4,250      3,527,500
                                                                        ------------
Total Convertible Bond (Identified Cost, $4,912,857)                    $  4,535,907
------------------------------------------------------------------------------------

Stocks - 0.1%-
------------------------------------------------------------------------------------
                                                              SHARES
------------------------------------------------------------------------------------
    Colt Telecom Group PLC, ADR (United Kingdom -
      Telecommunications)*                                      1,565   $    204,428
    Golden Books Family Entertainment, Inc. (Printing
     and Publishing)*                                          19,975          9,988
    RJR Nabisco Holding Corp. (Consumer Goods and
      Services)                                                 6,908        199,468
    RJR Nabisco Inc. (Consumer Goods and Services)              2,302         82,297
                                                                        ------------
Total Stocks (Identified Cost, $89,580)                                 $    496,181
------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------
    Maxcom Telecomunicacione, Expire 4/1/07
      (Telecommunications)##*                                      82   $         10
    DTI Holdings, Inc., Expire 3/1/08
      (Telecommunications)*                                    15,925            159
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                     1,625          4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                       700          3,500
                                                                        ------------
Total Warrants (Identified Cost, $51,558)                               $      8,544
------------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------------
     United Mexican States*                                  501,000    $        --
     Banco Central de Uruguay (Banks and Credit Cos.)      1,250,000             --
                                                                        ------------
 Total Rights (Identified Cost, $-)                                     $        --
------------------------------------------------------------------------------------
 Call Options Purchased - 0.1%
------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                        OF CONTRACTS
 ISSUER/EXPIRATION MONTH/STRIKE PRICE                  (000 OMITTED)
------------------------------------------------------------------------------------
     Canadian Dollars/November/1.51                   CAD     37,966    $     56,151
     Japanese Yen/April/104.35                        JPY  2,634,328         503,157
     Swiss Francs/December/1.67                       CHF     42,332          39,792
                                                                        ------------
 Total Call Options Purchased (Premiums Paid, $1,107,150)               $    599,100
------------------------------------------------------------------------------------
 Put Options Purchased - 0.2%
     Australian Dollars/November/0.57                 AUD    15,568     $       --
     Australian Dollars/November/0.605                       11,946             --
     Euro/November/0.9                                EUR    35,481             --
     Hong Kong Dollars/October/7.7828                 HKD    98,547           69,870
     Japanese Yen/December/96.8                       JPY 2,445,745          136,962
     Japanese Yen/December/109.5                          2,761,172          193,282
     Japanese Yen/April/104.35                            2,634,328          906,209
                                                                        ------------
 Total Put Options Purchased (Premiums Paid, $1,620,851)                $  1,306,323
------------------------------------------------------------------------------------

Repurchase Agreement - 6.4%
------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)
------------------------------------------------------------------------------------
     Goldman Sachs Group, LP dated 10/31/00 due 11/1/00,
       total to be received $36,284,631 (secured by
       various U.S. Government Securities in a jointly
       traded account),
       at Cost                                         $      36,278    $ 36,278,000
                                                                        ------------
 Total Investments (Identified Cost, $584,270,900)                      $548,628,463
 Put Options Written
------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
                                                         OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE               (000 OMITTED)
------------------------------------------------------------------------------------
     Japanese Yen/December/103                        JPY (2,602,394)   $    (13,012)
     Japanese Yen/December/112                            (2,824,213)        (59,308)
                                                                        ------------
 Total Put Options Written (Premiums Received, $158,185)                $    (72,320)
------------------------------------------------------------------------------------
 Call Options Written - (0.3)%
     Australian Dollars/May/.555                      AUD     (9,063)   $   (673,223)
     Australian Dollars/October/.500                         (19,073)       (407,716)
     Australian Dollars/November/.5304                       (14,487)       (349,855)
     Euro/November/.86                                EUR    (17,129)       (300,825)
     Japanese Yen/December/88                         JPY (2,223,405)       (157,862)
                                                                        -------------
 Total Call Options Written (Premiums Received, $   1,005,341)          $  (1,889,481)
------------------------------------------------------------------------------------
 Other Assets, Less Liabilities - 3.6%                                     20,524,512
------------------------------------------------------------------------------------
 Net Assets - 100.0%                                                    $ 567,191,174
------------------------------------------------------------------------------------

 * Non-income producing security
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              GRD  = Greek Drachma
BRL    = Brazilian Real                  HKD  = Hong Kong Dollars
CAD    = Canadian Dollars                JPY  = Japanese Yen
CHF    = Swiss Francs                    MXN  = Mexican Peso
CLP    = Chilean Peso                    NOK  = Norwegian Krone
DEM    = Deutsche Marks                  NZD  = New Zealand Dollar
DKK    = Danish Kronor                   PLN  = Polish Zloty
EUR    = Euro                            SEK  = Swedish Krona
GBP    = British Pounds                  ZAR  = South African Rand
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $584,270,900)      $ 548,628,463
  Cash                                                           1,454,724
  Net receivable for forward foreign currency exchange
    contracts to sell                                            2,634,438
  Receivable for investments sold                               15,514,574
  Interest and dividends receivable                             10,642,888
  Other assets                                                       3,434
                                                             -------------
      Total assets                                           $ 578,878,521
                                                             -------------
Liabilities:
  Payable to custodian, at value (identified cost, $982)            $  973
  Distributions payable                                            351,324
  Net payable for forward foreign currency exchange
    contracts to purchase                                        2,164,982
  Net payable for forward currency exchange contracts
    subject to master netting agreements                         2,733,453
  Payable for investments purchased                              3,484,193
  Payable for fund shares reacquired                               482,400
  Written options outstanding, at value (premiums received,
    $1,163,526)                                                  1,961,801
  Payable to affiliates -
    Management fee                                                   5,308
    Transfer and dividend disbursing agent fee                      20,413
    Administrative fee                                                 273
  Accrued expenses and other liabilities                           482,227
                                                             -------------
      Total liabilities                                      $  11,687,347
                                                             -------------
Net assets                                                   $ 567,191,174
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 645,706,101
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (38,752,866)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (40,999,447)
  Accumulated undistributed net investment income                1,237,386
                                                             -------------
      Total                                                  $ 567,191,174
                                                             =============
Shares of beneficial interest outstanding (124,846,052
  authorized, less 40,028,600 treasury shares)                 84,817,452
                                                               ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                               $6.69
                                                                 =====
See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------
Net investment income:
    Income -
    Interest                                                 $ 56,656,990
    Dividends                                                     224,550
                                                             ------------
      Total investment income                                $ 56,881,540
                                                             ------------
  Expenses -
    Management fee                                           $  5,141,826
    Trustees' compensation                                        139,400
    Custodian fee                                                 272,227
    Transfer and dividend disbursing agent fee                    243,173
    Administrative fee                                             86,796
    Auditing fees                                                  39,329
    Legal fees                                                      6,023
    Postage                                                        53,672
    Printing                                                       52,959
    Investor communication expense                                328,764
    Stock exchange fee                                            105,262
    Miscellaneous                                                  26,280
                                                             ------------
      Total expenses                                         $  6,495,711
    Fees paid indirectly                                         (115,826)
                                                             ------------
      Net expenses                                           $  6,379,885
                                                             ------------
        Net investment income                                $ 50,501,655
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   (23,567,907)
    Written option transactions                                 2,770,970
    Foreign currency transactions                              (6,420,580)
    Swap transactions                                              66,869
                                                             ------------
        Net realized loss on investments and foreign
           currency transactions                             $(27,150,648)
                                                             ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $ (4,226,111)
    Written options                                              (936,312)
    Translation of assets and liabilities in
      foreign currencies (3,115,095)
    Swap transactions                                             200,875
                                                             ------------
      Net unrealized loss on investments and foreign
       currency translation                                  $ (8,076,643)
                                                             ------------
        Net realized and unrealized loss on investments
         and foreign currency                                $(35,227,291)
                                                             ------------
          Increase in net assets from operations             $ 15,274,364
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                              2000             1999
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  50,501,655    $  52,069,392
  Net realized loss on investments and foreign currency
    transactions                                              (27,150,648)     (22,875,200)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (8,076,643)       9,454,301
                                                            -------------    -------------
    Increase in net assets from operations                  $  15,274,364    $  38,648,493
                                                            -------------    -------------
Distributions declared to shareholders -
  From net investment income                                $ (35,553,670)   $ (52,765,596)
  From paid-in capital                                        (15,231,841)            --
                                                            -------------    -------------
    Total distributions declared to shareholders            $ (50,785,511)   $ (52,765,596)
                                                            -------------    -------------
Trust share (principal) transactions -
  Cost of shares reacquired                                 $ (38,510,906)   $ (10,550,275)
                                                            -------------    -------------
    Total decrease in net assets                            $ (74,022,053)   $ (24,667,378)
Net assets:
  At beginning of year                                        641,213,227      665,880,605
                                                            -------------    -------------
  At end of year (undistributed net investment income and
    distributions in excess of net investment income of
    $1,237,386 and $3,351,786, respectively)                $ 567,191,174    $ 641,213,227
                                                            =============    =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                              2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of year                     $   7.03    $   7.17    $   7.79    $   7.71    $   7.57
                                                        --------    --------    --------    --------    --------
Income from investment operations# -
  Net investment income                                 $   0.58    $   0.56    $   0.59    $   0.59    $   0.57
  Net realized and unrealized gain (loss)
    on investments and foreign currency                    (0.40)      (0.14)      (0.63)       0.09        0.12
                                                        --------    --------    --------    --------    --------
      Total from investment operations                  $   0.18    $   0.42    $  (0.04)   $   0.68    $   0.69
                                                        --------    --------    --------    --------    --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.41)   $  (0.57)   $  (0.58)   $  (0.62)   $  (0.59)
  From paid in capital                                     (0.17)       --          --          --          --
                                                        --------    --------    --------    --------    --------
      Total distributions declared to shareholders      $  (0.58)   $  (0.57)   $  (0.58)   $  (0.62)   $  (0.59)
                                                        --------    --------    --------    --------    --------
Net increase from repurchase of capital shares          $   0.06    $   0.01    $   --      $   0.02    $   0.04
                                                        --------    --------    --------    --------    --------
Net asset value - end of year                           $   6.69    $   7.03    $   7.17    $   7.79    $   7.71
                                                        --------    --------    --------    --------    --------
Per share market value - end of year                    $  6.000    $  6.063    $  6.438    $  7.125    $  7.125
                                                        ========    ========    ========    ========    ========
Total return                                                8.84%       2.81%      (1.89)%      8.93%      19.32%
Ratios (to average net assets)/Supplemental data:
  Interest expense                                          --  %       --  %        --  %      0.18%       --  %
  Other expenses##                                          1.06%       1.05%       1.05%       0.93%       1.11%
  Total expense                                             1.06%       1.05%       1.05%       1.11%       1.11%
  Net investment income                                     8.23%       7.80%       7.70%       7.64%       7.49%
Portfolio turnover                                            82%         98%        155%        172%        214%
Net assets at end of year (000 Omitted)                 $567,191    $641,213    $665,881    $723,649    $739,882
Leverage analysis:
  Debt outstanding at end of year (000 Omitted)         $   --      $   --      $   --      $   --      $   --
  Average daily balance of debt outstanding
    (000 Omitted)                                       $   --      $   --      $   --      $ 18,854    $   --
  Average daily number of shares
    outstanding (000 Omitted)                             87,811      92,464      92,880      93,951     100,810
  Average debt per share                                $   --      $   --      $   --      $   0.20    $   --

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $10,358,813 was reclassified to accumulated net realized loss in investments and foreign currency transactions, from accumulated undistributed net investment income. In addition, $15,231,841 was redesignated as a tax return of capital distribution due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share. At October 31, 2000, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting.

At October 31, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $40,819,384 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008, ($19,415,923), October 31, 2007, ($18,400,020)
and October 31, 2003, ($3,003,441).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $47,412 for the year ended October 31, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                        $230,833,519     $190,743,988
                                                  ------------     ------------
Investments (non-U.S. government securities)      $237,826,233     $346,758,977
                                                  ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $584,450,961
                                                                   ------------
Gross unrealized appreciation                                      $ 10,709,099
Gross unrealized depreciation                                       (46,531,597)
                                                                   ------------
    Net unrealized depreciation                                    $(35,822,498)
                                                                   ============

(5) Shares of Beneficial Interest
The Trustees have authorized 124,846,052 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                         YEAR ENDED OCTOBER 31, 2000                YEAR ENDED OCTOBER 31, 1999
                                  ----------------------------------          ---------------------------------
                                       SHARES                 AMOUNT               SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------------
Treasury shares acquired          (6,390,600)          $(38,510,906)          (1,672,300)          $(10,550,275)
                                  ----------           ------------           ----------           ------------
    Net decrease                  (6,390,600)          $(38,510,906)          (1,672,300)          $(10,550,275)
                                  ==========           ============           ==========           ============

In accordance with the provisions of the trust's prospectus, 6,390,600 shares of beneficial interest were purchased by the trust during the year ended October 31, 2000, at an average price per share of $6.026 and a weighted average discount of 13.87% per share. The trust repurchased 1,672,300 shares of beneficial interest during the year ended October 31, 1999, at an average price of $6.308 and a weighted average discount of $7.719% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2000, was $2,691. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                      NUMBER OF
                                                      CONTRACTS        PREMIUMS
--------------------------------------------------------------------------------
Outstanding, beginning of year                                2     $   450,646
Options written                                              27       4,559,379
Options terminated in closing transactions                   (6)       (986,503)
Options exercised                                           (12)     (1,750,790)
Options expired                                              (4)     (1,109,206)
                                                            ---      ----------
Outstanding, end of year                                      7     $ 1,163,526
                                                            ===     ===========

At October 31, 2000, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
        12/15/00          AUD         27,920,162       $ 15,455,283      $ 14,471,463         $   983,820
  06/05/00 - 08/27/01     BRL         39,328,793         19,924,154        19,677,575             246,579
        12/15/00          CAD          6,665,275          4,518,831         4,369,650             149,181
        12/15/00          CHF         62,648,118         35,563,550        35,001,608             561,942
        11/13/00          CLP      2,207,373,116          3,889,645         3,865,866              23,779
        12/15/00          DKK            954,663            111,722           109,057               2,665
  11/08/00 - 12/15/00     EUR         28,261,351         24,391,657        24,025,202             366,455
        12/15/00          GRD      3,770,985,404          9,702,780         9,423,174             279,606
        10/31/01          HKD         98,559,931         12,662,187        12,669,988              (7,801)
  12/15/00 - 09/07/01     JPY        448,982,206          4,215,478         4,148,359              67,119
        12/15/00          NOK        127,446,735         13,691,730        13,732,423             (40,693)
        12/15/00          SEK            364,506             38,409            36,623               1,786
                                                       ------------      ------------         -----------
                                                       $144,165,426      $141,530,988         $ 2,634,438
                                                       ============      ============         ===========
Purchases
        12/15/00          AUD         30,697,439       $ 16,926,613      $ 15,910,970         $(1,015,643)
  06/05/01 - 11/01/01     BRL         39,841,293         19,832,550        19,926,051              93,501
        12/15/00          CHF         40,079,963         22,746,858        22,392,743            (354,115)
        11/13/00          CLP      2,207,373,116          3,990,911         3,865,865            (125,046)
        12/15/00          EUR         41,989,035         36,506,201        35,695,602            (810,599)
        12/15/00          GBP          9,871,077         13,998,569        14,331,734             333,165
        12/15/00          JPY      3,121,404,290         29,110,268        28,827,274            (282,994)
  11/10/00 - 12/18/00     MXN          6,600,000            686,815           685,079              (1,736)
        11/24/00          PLN          1,250,000            268,702           267,187              (1,515)
                                                       ------------      ------------         -----------
                                                       $144,067,487      $141,902,505         $(2,164,982)
                                                       ============      ============         ===========

At October 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $171,309 with Chase Bank, $347,012 with Deutsche Bank, $689,898 with CS First Boston, and $1,525,234 with Merrill Lynch.

At October 31, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2000, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.20% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                         DATE OF
DESCRIPTION                                          ACQUISITION        PAR AMOUNT          COST           VALUE
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022                                            6/22/94         1,200,000       831,750      $1,143,938

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the fund), including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Multimarket Income Trust at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  Ernst & Young LLP

Boston, Massachusetts
December 8, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.64%.

--------------------------------------------------------------------------------


MFS(R) MULTIMARKET INCOME TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and Chief                  James T. Swanson*
Executive Officer, Eastern Enterprises
(diversified services company)                           TREASURER
                                                         James O. Yost*
Lawrence T. Perera+(1) - Partner, Hemenway
& Barnes (attorneys)                                     ASSISTANT TREASURERS
                                                         Mark E. Bradley*
William J. Poorvu+(1) - Adjunct Professor,               Robert R. Flaherty*
Harvard University Graduate School of Business           Laura F. Healy*
Administration                                           Ellen Moynihan*

Charles W. Schmidt+(2) - Private Investor                SECRETARY
                                                         Stephen E. Cavan*
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS                  ASSISTANT SECRETARY
Investment Management                                    James R. Bordewick, Jr.*

Jeffrey L. Shames* - Chairman and Chief                  TRANSFER AGENT, REGISTRAR, AND
Executive Officer, MFS Investment Management             DIVIDEND DISBURSING AGENT
                                                         State Street Bank and Trust Company
Elaine R. Smith+(1) - Independent Consultant             c/o MFS Service Center, Inc.
                                                         P.O. Box 9024
David B. Stone+(1)(2) - Chairman, North                  Boston, MA 02205-9824
American Management Corp. (investment advisers)          1-800-637-2304

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street
Boston, MA 02116-3741                                    AUDITORS
                                                         Ernst & Young LLP
  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

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MFS(R) MULTIMARKET INCOME TRUST                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                            MMTCE-2  12/00  65M